Exhibit 4.2

FIRST COMMUNITY BANKSHARES, INC.

Organized under the Laws of the Commonwealth of Virginia

Common Stock Certificate Number _____	Common Stock _____ Shares

(See Reverse Side for Definition of Certain Abbreviations if Used in the Inscription Hereon)	This Certificate is Transferable at the Officers of the Transfer Agent
CUSIP ___________
This certifies that

is the owner of [ INSERT NUMBER] fully paid and non-assessable common shares of the par value of One Dollar ($1.00) per share of

First Community Bankshares, Inc.

transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate, and the shares represented hereby are issued under and shall be subject to all the provisions of the Articles of Incorporation of the corporation and all amendments thereto.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the corporation and the signature of its duly authorized officers.

Dated: ____________________________

Authorized Signature of the President	Authorized Signature of the Secretary

[Corporate Seal]

A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, UPON APPLICATION TO THE TRANSFER AGENT, OR TO THE SECRETARY OF THE CORPORATION.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT _____Custodian ______ (Cust) (Minor) under Uniform Gifts to Minors Act (State) ______________________
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[_______________________________]

OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND DO HEREBY IRREVOCABLE CONSTITUTE AND APPOINT _______________________________________________ ATTORNEY TO TRANSFER THE SHARES ON THE BOOKS OF THE CORPORATION.

DATED: _____________________________

____________________________                                     _______________________________________

____________________________                                     _______________________________________

NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST BE EXACTLY THE SAME AS THE NAME WRITTEN UPON THE FACE OF THIS CERTIFICATE.

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